UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 3, 2007 (November 28, 2007)

Rockwell Automation, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12383 (Commission File Number)	25-1797617 (IRS Employer Identification No.)

1201 South Second Street
Milwaukee, Wisconsin  53204
(Address of Principal Executive Offices) (Zip Code)

(414) 382-2000
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

            On November 28, 2007, Rockwell Automation, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the several underwriters named therein, in connection with the offer and sale of $250 million in aggregate principal amount of its 5.65% Notes due December 1, 2017 (the “Notes”) and $250 million in aggregate principal amount of its 6.25% Debentures due December 1, 2037 (the “Debentures” and, together with the Notes, the “Securities”) in an underwritten public offering (the “Offering”). The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification and contribution rights and obligations of the parties, termination provisions and other terms and conditions customary in agreements of this type. The issuance and sale of the Securities closed on December 3, 2007. The net proceeds to the Company from the sale of the Securities, after deducting underwriter discounts and expenses, were approximately $493.3 million.

            Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company, for which they received or will receive customary fees and expenses. Certain affiliates of the underwriters are lenders under the Company’s credit facilities.

            The Securities were offered and sold by the Company pursuant to its automatic shelf Registration Statement on Form S-3 (Registration Statement No. 333-147658), filed with the Securities & Exchange Commission on November 28, 2007, as supplemented by the final prospectus supplement filed with the Securities & Exchange Commission on November 29, 2007.

            The Securities were issued on December 3, 2007 pursuant to the Indenture, dated as of December 1, 1996 (the “Indenture”), between the Company and The Bank of New York Trust Company, N.A. (successor in interest to JPMorgan Chase Bank, N.A., successor to JPMorgan Chase Bank, successor to The Chase Manhattan Bank, successor to Mellon Bank, N.A.), as trustee. The Indenture contains covenants that require the Company to satisfy certain conditions in order to incur debt secured by liens, engage in sale/leaseback transactions or merge or consolidate with another entity. The Indenture also provides for customary events of default.

            The Notes will mature on December 1, 2017 and bear interest at a fixed rate of 5.65% per annum. The Debentures will mature on December 1, 2037 and bear interest at a fixed rate of 6.25% per annum. The Company will pay interest on the Securities from December 3, 2007 semi-annually, in arrears, on June 1 and December 1 of each year, beginning June 1, 2008. The Securities are unsecured and rank on a parity with all of the Company’s other existing and future unsecured indebtedness.

            At its option, the Company may redeem the Securities of each series in whole or in part, at any time before their maturity, at a redemption price equal to the greater of (i) the principal

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amount of the Securities being redeemed and (ii) the sum of the present values of the remaining scheduled payments of the Securities to be redeemed (excluding interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis at the applicable Treasury Rate (as defined in the Securities) plus 25 basis points in the case of the Notes and 30 basis points in the case of the Debentures.

            If a Change of Control Repurchase Event (as defined in the Securities) occurs, holders of the Securities will have the right to require the Company to repurchase their Securities at a price equal to 101% of the principal amount of the Securities repurchased plus any accrued and unpaid interest.

            The above descriptions of certain terms and conditions of the Underwriting Agreement, the Notes and the Debentures are qualified by reference to the full texts of the Underwriting Agreement, form of Notes and form of Debentures, copies of which are filed herewith as Exhibits 1, 4.1 and 4.2, respectively, and are incorporated herein by reference. The above description of certain terms and conditions of the Indenture is qualified by reference to the full text of the Indenture, a copy of which was filed as Exhibit 4-a to the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-43071), and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

             November 28, 2007, we announced that we were offering, subject to market and other conditions, a series of our notes and a series of our debentures. On November 29, 2007, we announced the pricing of our notes and debentures in an aggregate principal amount of $500 million, in an underwritten, registered public offering. Copies of these press releases are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
1	Underwriting Agreement, dated November 28, 2007, between the Company and Banc of America Securities LLC, Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the several Underwriters named in Schedule l to the Underwriting Agreement

4.1	Form of certificate for the Company's 5.65% Notes due December 31, 2017.
4.2	Form of certificate for the Company's 6.25% Debentures due December 31, 2037.
99.1	Press Release of the Company dated November 28, 2007.
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99.2	Press Release of the Company dated November 29, 2007.

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SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC. (Registrant)
By	/s/ Douglas M. Hagerman

Douglas M. Hagerman Senior Vice President, General Counsel and Secretary

Date: December 3, 2007 (Page 5 of 6 Pages) EXHIBIT INDEX

Exhibit Number	Description
1

Underwriting Agreement, dated November 28, 2007, between the Company and Banc of America Securities LLC, Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the several Underwriters named in Schedule l to the Underwriting Agreement

4.1	Form of certificate for the Company's 5.65% Notes due December 31, 2017.
4.2	Form of certificate for the Company's 6.25% Debentures due December 31, 2037.
99.1	Press Release of the Company dated November 28, 2007.
99.2	Press Release of the Company dated November 29, 2007.

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